OPERATING LEASES	12 Months Ended
Dec. 31, 2023
Leases [Abstract]
OPERATING LEASES	OPERATING LEASES

Rental income

The minimum future revenues to be received under the Company's non-cancelable operating leases on its vessels as of December 31, 2023, are as follows:

Year ending December 31,	(in thousands of $)
2024	521,445
2025	397,284
2026	389,385
2027	273,138
2028	215,273
Thereafter	153,815
Total minimum lease revenues	1,950,340

The minimum future revenues above are based on payments receivable from the charterers and do not include contingent rental income. Revenues included in income are recognized on a straight-line basis.

Contingent rental income

The Company receives contingent income as part of the agreement for the installation of scrubbers on seven container vessels and one car carrier (December 31, 2022: seven container vessels and one car carrier), which are on time charter contracts, accounted for as operating leases, based on the cost savings achieved by the charterer on fuel arising from using the scrubbers. During the year ended December 31, 2023, the Company recorded an income of $13.2 million in connection with the cost savings agreement (December 31, 2022: $24.8 million, December 31, 2021 $10.6 million).

The cost and accumulated depreciation of vessels (owned and under finance leases) leased to third parties on non-cancelable operating leases as of December 31, 2023 and 2022 were as follows:

(in thousands of $)	2023	2022
Cost	3,258,451	3,062,551
Accumulated depreciation	(808,414)	(614,698)
Total	2,450,037	2,447,853